Asset Purchase Agreement


                                      among


                             WellTech Eastern, Inc.,


                           Diamond Well Service, Inc.,


                                 John Scott and


                                 Dwayne Wardwell






                                 April 3, 1997




                                        1

                            ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this AAgreement@) is entered into as of April 3, 1997 (the AEffective Date@) among WellTech Eastern, Inc., a Delaware corporation (ABuyer@), Diamond Well Service, Inc., an Oklahoma corporation (ASeller@), John Scott and Dwayne Wardwell, owners of all of the issued and outstanding stock of the Seller (the AShareholders@).
                                   WITNESSETH:

WHEREAS, Seller desires to sell substantially all of its assets, and Buyer desires to purchase such assets.

NOW,   THEREFORE,   in   consideration   of  the  premises  and  of  the  mutual
representations, warranties, covenants, and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    Article I


                           Purchase and Sale of Assets

1.1 Purchase and Sale of the Assets.. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer hereby agrees to purchase from Seller, substantially all of the assets of Seller existing on the date hereof other than the Excluded Assets (defined below), whether real, personal, tangible, or intangible, including the following assets of Seller relating to or used or useful in the operation of the business of Seller as conducted by Seller on and before the date hereof (the ABusiness@) (all such assets being sold hereunder are referred to collectively herein as the AAssets@):

(a) the tangible personal property of Seller (such as machinery, equipment, leasehold improvements, furniture and fixtures, and vehicles) which is more fully described on Schedule 1.1(a) hereto (collectively, the ATangible Personal Property@);

(b) certain of Seller=s intangible assets (collectively, the AIntangibles@), including (I) all of Seller=s rights to the names under which it is incorporated or under which it currently does business, (ii) all of Seller=s rights to any patents, copyrights, trademarks, service marks, licenses or sublicenses, trade names, written know-how, trade secrets and all other similar proprietary data and the goodwill associated therewith (collectively, the AIntellectual Property@) used or held in connection with the business, including those specifically listed on Schedule 1.1(c) hereto (collectively, the ASeller Intellectual Property@), and (iii) all of Seller=s rights in its sales and promotional literature, computer software, customer and supplier lists; (c) those leases, subleases, contracts, contract rights, and agreements, (collectively, the AContracts@) relating to the operation of the Business, specifically listed on Schedule 1.1(d) hereto (collectively, the Transferred AContracts@);

(d) to the extent transferrable, all permits, authorizations, certificates, approvals, registrations, variances, waivers, exemptions, rights-of-way, franchises, ordinances, licenses and other rights of every kind and character (collectively, the APermits@) of Seller obtained from governments and governmental agencies relating to including, without limitation, that which is more fully described on Schedule 1.1(e) hereto (collectively, the ASeller Permits@); and,

(e) the goodwill and going concern value of the Business.

The Assets shall not include the following (collectively, the AExcluded Assets@); (I) all of Seller=s accounts receivable and all other rights of Seller to payment for services rendered by Seller before the date hereof (the ASeller Receivables@); (ii) all cash accounts, cash equivalents or similar investments of Seller and all petty cash of Seller kept on hand for use in the Business;
(iii) all right, title and interest of Seller in and to all prepaid rentals, other prepaid expenses, prepaid taxes, bonds, deposits and financial assurance requirements, and other current assets relating to any of the Assets of the Business; (iv) the corporate charter, corporate seal, organizational documents and minute books of Seller; (v) all assets in possession of Seller but owned by third parties; (vi) all rights under the Contracts of Seller not specifically assigned to Buyer hereunder; and (viii) Seller=s right, title and interest in and to this Agreement; (ix) the right to prosecute and collect claims relating to business of Seller prior to the date hereof.


1.2 Consideration for Assets. As consideration for the sale of the Assets to Buyer and for the other covenants and agreements of Seller contained herein, Buyer (I) agrees to pay to Seller, on the date hereof, the amount of $675,000 in the form of a cashier=s check or bank check or wire transfer of immediately available funds to an account designated by Seller.

1.3 Assumed Liabilities. Buyer shall assume only those liabilities of Seller associated with Buyer=s assumption of the Transferred Contracts. Seller shall be responsible for all other liabilities of Seller (collectively, the ARetained Liabilities@), including, without limitation all obligations and liabilities owed by Seller to the Employees (as defined in Section 2.1.10 hereof).

                                   Article II

                         Representations and Warranties
                         of Seller and the Shareholders

2.1   Representations   and  Warranties  of  Seller.  Each  of  Seller  and  the
Shareholders jointly and severally represent and warrant to Buyer as follows:

2.1.1. Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to so qualify or be licensed would not have a material adverse effect on the Assets or the Business.

2.1.2. Agreements Authorized and their Effect on Other Obligations. The execution and delivery of this Agreement and all other agreements executed by Seller or the Shareholders and delivered to Buyer in connection herewith (the ASeller Agreements@) have been authorized by all necessary corporate action on the part of Seller, and this Agreement and the Seller Agreements are valid and binding obligations of Seller and Shareholders, as applicable, enforceable (subject to normal equitable principals) against such parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the Seller Agreements and the consummation of the transaction contemplated hereby and thereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (I) the charter or bylaws of Seller, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Seller or Shareholders is a party or by which Seller or Shareholders or their respective properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which Seller or Shareholders or any of their respective properties are subject.

2.1.3. Financial Statement; Absence of Certain Changes and Events. Seller has delivered to Buyer copies of certain unaudited financial statements of Seller. Such financial statements are attached hereto as Schedule 2.1.3 (collectively, the ASeller Financial Statements@) and include Seller=s balance sheet (the AJanuary 31, Balance Sheet@) as at January 31, 1997 (the ABalance Sheet Date@). The Seller Financial Statements present fairly and fully the financial condition of the Seller as at the dates and for the periods indicated thereon, subject, in the case of interim financial statements, to normal year end adjustments. Other than as a result of the transactions contemplated by this Agreement, since the Balance Sheet Date, there has not been (whether as a result of a single event or in the aggregate): (a) Financial Change. Any material adverse change in the Assets, the Business or the financial condition, operations, liabilities or prospects of Seller; (b) Property Damage. Any material damage, destruction, or loss to any of the Assets or the Business (whether or not covered by insurance);
(c) Waiver. Any waiver or release of a material right of or claim held by Seller; (d) Change in Assets. Any acquisition, disposition, transfer, encumbrance, mortgage, pledge or other encumbrance of any material asset of Seller other than in the ordinary course of business; (e) Labor Disputes. Any labor disputes between Seller and its employees; or (f) Other Changes. Any other event or condition known to either Seller or Shareholders that particularly pertains to and has or is likely to have a material adverse effect on the Assets, the operations and the Business or the financial condition or prospects of Seller.

2.1.4. Transferred Contracts. All of the Transferred Contracts are in full force and effect, and constitute valid and binding obligations of Seller. Seller is not, and no other party to any Transferred Contract is, in default thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a default thereunder. No Transferred Contract has been entered into on terms which could reasonably be expected to have a material adverse effect on the use of the Assets by Buyer. Neither Seller nor the Shareholders has received any information which would cause such party to conclude that any customer of Seller will (or is likely to) cease doing business with Buyer, as successor the Business, as a result of the consummation of the transactions contemplated hereby.

2.1.5. Title to and Condition of Assets. Seller has good, indefeasible and marketable title to all of the Assets, free and clear of any Encumbrances (defined below). It is agreed and understood that the Assets are transferred to Buyer in AS IS condition and neither Seller nor Shareholders make any warranty of any kind, express or implied. To the knowledge of either Seller or Shareholders, all of the Assets conform to all applicable laws governing their use. No notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by Seller or Shareholders, except such as have been fully complied with. The term AEncumbrances@ means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.

2.1.6. Licenses and Permits. Each of the Seller Permits and Seller=s rights with respect thereto is valid and subsisting, in full force and effect, and enforceable by Seller subject to administrative powers of regulatory agencies having jurisdiction. Seller is in compliance in all material respects with the terms of each of the Seller Permits. None of the Seller Permits has been, or to the knowledge of Seller or Shareholders, are threatened to be, revoked, canceled, suspended or modified. Upon consummation of the transactions contemplated hereby, each of the Seller Permits shall have been validly assigned to Buyer, will be valid and subsisting in full force and effect, and will be enforceable by Buyer subject to administrative powers of regulatory agencies having jurisdiction.

2.1.7. Intellectual Property. The Seller Intellectual Property is owned or licensed by Seller free and clear of any Encumbrances. Seller has not granted to any other person any license to use any Seller Intellectual Property. Use of the Seller Intellectual Property by Buyer will not, and the use of the Seller Intellectual Property by Seller did not, infringe, misappropriate or conflict with the intellectual property rights of others. Neither Seller nor the Shareholders has received any notice of infringement, misappropriation, or conflict with the intellectual property rights of others in connection with the use by Seller of the Seller Intellectual Property.

2.1.8. Necessary Consents. Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party in order to validly transfer the Assets hereunder, including the assignment of the Seller Permits and the Transferred Contracts.

2.1.9. Employees. Schedule 2.1.10 hereto is a complete and accurate listing of all employees of Seller that are involved in the ownership, operation, maintenance or use of the Assets or the conduct of the Business (the AEmployees@). Seller does not currently sponsor, maintain or contribute to, and has not at anytime sponsored, maintained or contributed to any employee benefit plan which is or was subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. No employee benefit plan of Seller will, by its terms or applicable law, become binding upon or an obligation of Buyer. Buyer has not engaged in any unfair labor practices which could reasonably be expected to result in a material adverse effect on the Assets or the Business. Seller does not have any dispute with any of its existing or former employees. There are no labor disputes or to the knowledge of Seller, any disputes threatened by current or former employees of Seller.

2.1.10. Investigations; Litigation. No investigation or review by any governmental entity with respect to Seller or any of the transactions contemplated by this Agreement or the Seller Agreements is pending or, to the best of Seller=s knowledge, threatened, nor has any governmental entity indicated to Seller an intention to conduct the same. There is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which Seller is a party or, to the knowledge of Seller or Shareholders, to which might become a party, and which particularly affects the Assets or property being transferred to Seller.

2.1.11. Absence of Certain Business Practices. Neither Seller, the Shareholders nor any officer, employee or agent of Seller, nor any other person acting on its or his behalf, has, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the profitable use of the Assets or conduct of the Business (or to assist Seller in connection with any actual or proposed transaction) which if not given in the past, might have had a material adverse effect on the profitable use of the Assets or conduct of the Business , or if not continued in the future, might materially adversely effect the profitable use of the Assets or conduct of the Business.

2.1.12. Solvency. Seller is not now insolvent, nor will Seller be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term Ainsolvent@ means that the sum of the present fair and saleable value of Seller=s assets does not and will not exceed its debts and other probable liabilities, and the term Adebts@ includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

2.1.13. Untrue Statements. Seller has made available to Buyer true, complete and correct copies of customers, and if required, Seller will make available records relating principally to the Assets and the business, and such information covers all commitments and liabilities of Seller relating principally to the Assets. This Agreement, the Seller Agreements and the other instruments executed by Seller or Shareholders and delivered to Buyer in connection herewith do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading in any material respect.

2.1.14.  Finder=s  Fee.  All  negotiations  relative to this  Agreement  and the transactions contemplated hereby have been carried on by Seller, the Shareholders and their counsel directly with Buyer and its counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder=s fee or any similar payment.

                                   Article III

                     Representations and Warranties of Buyer

3.1 Representations and Warranties of Buyer. Buyer represents and warrants to Seller and Shareholders as follows:

3.1.1. Organization and Standing. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to so qualify or be licensed would not have a material adverse effect on the business of Buyer.

3.1.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement and all other agreements executed by Buyer and delivered to Seller or Shareholders in connection herewith (the ABuyer Agreements@) have been authorized by all necessary corporate action on the part of Buyer, and this Agreement and the Buyer Agreements are valid and binding obligations of Buyer, enforceable (subject to normal equitable principals) against Buyer in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the Buyer Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (I) the charter or bylaws of Buyer; (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Buyer is a party or by which Buyer or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator or other governmental authority to which Buyer or any of its properties is subject.

3.1.3. Finder=s Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with Seller, the Shareholders and their counsel, without the intervention of any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder=s fee or any similar payment.

                                   Article IV

                              Additional Agreements

4.1 Noncompetition. Except as otherwise consented to or approved in writing by Buyer, each of Seller and the Shareholders agree that for a period of thirty-six
(36)  months  following  the  Effective  Date,  they  shall  not,   directly  or
indirectly, acting alone or as a member of a partnership or a holder of, or investor in as much as 5% of any security of any class of any corporation or other business entity (I) engage in any business providing workover or well services, or providing any other oil field services previously provided by Seller during the twenty-four (24) month period immediately preceding the execution of this Agreement in Oklahoma (the ATerritory@); (ii) request any present customers or suppliers of Seller to curtail or cancel their business with Buyer; (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Seller or Buyer or any details of their organization or business affairs or (iv) induce or actively attempt to influence any employee of Buyer to terminate his employment. Notwithstanding the foregoing, Seller=s and Shareholders= non-competition obligations shall cease in the event that Buyer or its successors in interest, no longer engages in like business in the Territory. Seller agrees that if either the length of time or geographical area of the Territory is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section
4.1 are in addition to any other obligations that Seller or the Shareholders may have under the laws of any state requiring a corporation who sells its assets (and the Shareholders of such corporation) to limit its activities so that the goodwill and business relations being transferred with such assets will not be materially impaired. Seller further agrees and acknowledge that Buyer does not have any adequate remedy at law for the breach or threatened breach by Seller of this covenant, and agree that Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin Seller from such breach or threatened breach. If any provisions of this Section 4.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. Seller acknowledges that the covenants set forth in this
Section 4.1 are being executed and delivered by Seller in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged.

4.2 Employment of the Shareholders. Buyer hereby agrees to simultaneously with execution of this Agreement, enter into employment contracts with Shareholders in the forms of Schedule ___ and ___ hereto.

4.3 Hiring Employees. Effective as of the date hereof, all of the Employees shall be terminated by Seller. Buyer may, but shall be under no obligation to, hire any of the Employees effective as of the date hereof. Except as provided in
Section 1.4 hereof, Buyer shall have no liability or obligation with respect to any employee benefits of any Employee except those benefits that accrue pursuant to such Employees= employment with Buyer on or after the date hereof. Seller and the Shareholders shall cooperate with Buyer in connection with any offer of employment from Buyer to the Employees and use its best efforts to cause the acceptance of any and all such offers. All Employees hired by Buyer shall be at-will employees of Buyer.

4.4 Allocation of Purchase Price. The parties hereto agree to allocate the purchase price paid by Buyer for the Assets hereunder as set forth on Schedule
4.6 hereto, and shall report this transaction for federal income tax purposes in accordance with the allocation so agreed upon. The parties hereto for themselves and for their respective successors and assigns covenant and agree that they will file coordinating Form 8594=s in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, with their respective income tax returns for the taxable year that includes the date hereof.

4.5 Name Change. Seller shall retain the right to use the name DIAMOND WELL SERVICE, INC., for the limited and exclusive purpose of (i) prosecuting and collecting claims relating to causes of action based on facts occurring prior to the date hereof.

4.6 Collection of Receivables. Buyer shall cooperate with and assist Seller in collecting the Seller Receivables, which cooperation and assistance shall include promptly forwarding to Seller all payments received by Buyer that are made in respect of the Seller Receivables. Seller shall cooperate with and assist Buyer in collecting receivables of Buyer, which cooperation and assistance shall include promptly forwarding to Buyer all payments received by the Seller that are made in respect of Buyer=s receivables.

4.7 Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby.

4.8 Closing Costs. Each party will bear the cost and expenses of performing the acts required of such party under this Agreement, including, without limitation, attorneys= fees and disbursements incurred by the respective parties in connection herewith; provided, however, the Buyer will pay all sales tax imposed by any governmental authority as a result of the sale of Assets and will prepare and file all sales tax reports and tax returns relating thereto.

4.9 Taxes. All federal, state and local taxes relating to the Property which accrued prior to the date hereof will be paid by the Seller. All such taxes incurred on or after the date hereof (including sales taxes arising from the sale of the Property) will be paid by the Buyer and the Buyer agrees to indemnify and hold the Seller and Shareholders harmless with respect thereto.

4.10 Insurance. All existing insurance policies maintained by the Seller will be terminated on the date hereof and the Buyer will be responsible for obtaining its own insurance subsequent thereto.

4.11 Possession; Risk of Loss. Possession of the Assets will be delivered to the Buyer by the Seller on the date hereof and the risk of loss will pass from the Seller to the Buyer on such delivery of possession.

4.12 Attorneys= Fees. If either party institutes an action or proceeding against the other relating to the provisions of this Agreement or any default hereunder, the prevailing party in such action or proceeding will be entitled to receive a reasonable attorneys= fee as a part of its costs incurred therein.

                                    Article V

                                 Indemnification

5.1 Indemnification by Seller and the Shareholders. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, each of Seller and Shareholders shall, jointly and severally, indemnify, defend and hold harmless Buyer, and its respective officers, directors, employees, agents and stockholders, against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys= fees and expenses (collectively, the ADamages@) that such indemnitee shall incur or suffer, which arise, result from or relate to (I) any breach of, or failure by Seller or Shareholders to perform, their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by Seller or the Shareholders under this Agreement and (ii) the Retained Liabilities.

5.2 Indemnification by Buyer. In addition to any other remedies available to Seller or Shareholders under this Agreement, or at law or in equity, Buyer shall, jointly and severally, indemnify, defend and hold harmless the Shareholders, Seller and its officers, directors, employees and agents against and with respect to any and all Damages that such indemnities shall incur or suffer, which arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Seller or the Shareholders by or on behalf of Buyer under this Agreement.

5.3 Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 5.1 or Section
5.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 5, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

                                   Article VI

                                  Miscellaneous

6.1 Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive indefinitely without limitation, notwithstanding any investigation made by or on behalf of any of the parties hereto. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive without limitation despite any investigation made by any party hereto or on its behalf.

6.2 Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

6.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall deemed to be an original instrument, but all of which together shall constitute one and the same instrument.

6.4 Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested.

If to Buyer

Addressed to:                                With Copy to:

WellTech Eastern, Inc.                       William P. Parker, P. C.
c/o Key Energy Group, Inc.                   Attorney at Law
Two Tower Center, Tenth Floor                2212 N.W. 50th
East Brunswick, NJ 08816                     Suite 163
Attn: General Counsel                        Oklahoma City, OK 73112
Facsimile: (908) 247-5148

If to Seller or Shareholders

Addressed to:                                With Copy to:

Diamond Well Service, Inc.                   Rebecca J. Sherwood, Esq.
1680 Southwest 86th Street                   Fellers, Snider, Blankenship,
Oklahoma City, OK 73159                      Bailey & Tippens, P.C.
                                             Bank One Tower
Mr. John Scott                               101 N. Broadway, Suite 1700
12216 Lorien Way                             Oklahoma City, OK 73102
Oklahoma City, OK 73170                      Telephone: (405) 232-0621

Mr. Dwayne Wardwell
P. O. Box 156
Paoli, OK 73074

Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

6.5 Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.



6.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

6.8 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Texas.

IN WITNESS WHEREOF, the Shareholders have executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all on this 3rd day of April, 1997 to be effective as of the Effective Date.

                             WELLTECH EASTERN, INC.


                                      By:

                                      Name:

                                      Title:

                           DIAMOND WELL SERVICE, INC.

                                       By:

                                      Name:

                                     Title:



                                  SHAREHOLDER:





                                   John Scott



                                  SHAREHOLDER:





                                 Dwayne Wardwell


                  SCHEDULE 1.1(a) - TANGIBLE PERSONAL PROPERTY

Property.

                           SCHEDULE 1.1(b) - INVENTORY

None.

                 SCHEDULE 1.1(c) - SELLER INTELLECTUAL PROPERTY
           (Patents, Copy Rights, Trademarks, Service Marks, Licenses
                  and all applicable customer lists of Seller)


Ricks Exploration

Apache Corporation

KS Oil Co.

Huntington Energy

Chesapeake

Outback

Lance Ruffel

Triad

Shoney Oil & Gas

SND Energy

B. R. Polk

Post Oak

                           SCHEDULE 1.1(d) - CONTRACTS
    (Leases, Subleases, Contracts, Contract Rights and Agreements relating to ownership, operation or maintenance or use of Tangible Personal Property)


None.

                        SCHEDULE 1.1(e) - SELLER PERMITS
        (Permits, Authorizations, Certificates, Approvals, Registrations,
           Variances, Waivers, Exemptions, Rights of Way, Franchises,
       Ordinances, Licenses and Rights obtained from governmental agencies relating to use, operation, maintenance or use of Tangible Personal Property)


Certificate of Qualification of Specialized Mobilized Machinery Vehicle issued by the Oklahoma Tax Commission No. 11041.

Size and Weight Permit issued by the Oklahoma Department of Public Safety No. 97006123.
                      SCHEDULE 2.1.3 - FINANCIAL STATEMENTS

                           SCHEDULE 2.1.10 - EMPLOYEES

                          Employee Social Security No.

                   Schedule 4.6 - ALLOCATION OF PURCHASE PRICE


                  Equipment                                   $ 587,500

                  Goodwill                                    $  20,000

                  Covenant not to compete                     $  67,500

                  Total                                       $675,000